Exhibit g(6)

APPENDIX "A"

TO

CUSTODIAN AGREEMENT

BETWEEN

BROWN BROTHERS HARRIMAN & CO. AND EACH OF THE FOLLOWING INVESTMENT COMPANIES

DATED AS OF FEBRUARY 20, 2001

The following is a list of Funds and their respective Portfolios for which the Custodian shall serve under a Custodian Agreement dated as of September 1, 1994:

FUND	PORTFOLIO	EFFECTIVE AS OF:
Fidelity Advisor Series I	Fidelity Advisor Fifty Fund	July 24, 2000
	Fidelity Advisor Large Cap Fund	January 18, 1996
	Fidelity Advisor Mid Cap Fund	January 18, 1996
	Fidelity Advisor Growth Opportunities Fund	September 1, 1994
	Fidelity Advisor Strategic Opportunities Fund	September 1, 1994
Fidelity Advisor Series VII	Fidelity Advisor Natural Resources Fund	September 1, 1997
Fidelity Advisor Series VIII	Fidelity Advisor International Capital Appreciation Fund	October 31, 1997
	Fidelity Advisor Emerging Asia Fund	February 1, 1999
Fidelity Capital Trust	Fidelity Capital Appreciation Fund	September 1, 1994
	Fidelity Small Cap Selector	March 2, 1998
	Fidelity Stock Selector	September 1, 1994
	Fidelity Value Fund	September 1, 1994
Fidelity Commonwealth Trust	Fidelity Small Cap Stock Fund	March 2, 1998
	Fidelity Large Cap Stock Fund	May 8, 1995
	Fidelity Small Cap Selector	March 2, 1998
Fidelity Congress Street Fund	Fidelity Congress Street Fund	September 1, 1994
Fidelity Contrafund	Fidelity Contrafund	September 1, 1994
Fidelity Devonshire Trust	Fidelity Real Estate Investment Portfolio	September 1, 1994
	Fidelity Utilities Fund	September 1, 1994
Fidelity Exchange Fund	Fidelity Exchange Fund	September 1, 1994
Fidelity Financial Trust	Fidelity Independence Fund	September 1, 1994
	Fidelity Convertible Securities Fund	September 1, 1994
Fidelity Hastings Street Trust	Fidelity Fifty	September 1, 1994
	Fidelity Contrafund II	March 19, 1998
Variable Insurance Products Fund III	Mid Cap Portfolio	December 14, 1998.
Fidelity Investment Trust	Fidelity Canada Fund	September 1, 1994
	Fidelity France Fund	September 14, 1995
	Fidelity Germany Fund	September 14, 1995
	Fidelity Global Balanced Fund	September 1, 1994
	Fidelity Hong Kong & China Fund	September 14, 1995
	Fidelity Japan Smaller Companies Fund	September 14, 1995
	Fidelity Latin America Fund	September 1, 1994
	Fidelity Nordic Fund	September 14, 1995
	Fidelity United Kingdom Fund	September 14, 1995
Fidelity Mt. Vernon Street Trust	Fidelity Aggressive Growth Fund	September 1, 1994
	Fidelity Growth Company Fund	September 1, 1994
Fidelity Puritan Trust	Fidelity Balanced Fund	September 1, 1994
	Fidelity Low-Priced Stock Fund	September 1, 1994
Fidelity Securities Fund	Fidelity OTC Portfolio	September 1, 1994
	Fidelity Blue Chip Growth Fund	September 1, 1994
Fidelity Select Portfolios	Air Transportation Portfolio	September 1, 1994
	American Gold Portfolio	September 1, 1994
	Automotive Portfolio	September 1, 1994
	Banking Portfolio	September 1, 1994
	Biotechnology Portfolio	September 1, 1994
	Brokerage and Investment Management Portfolio	September 1, 1994
	Business Services and Outsourcing Portfolio	December 18, 1997
	Chemicals Portfolio	September 1, 1994
	Computers Portfolio	September 1, 1994
	Construction and Housing Portfolio	September 1, 1994
	Consumer Industries Portfolio	September 1, 1994
	Cyclical Industries Portfolio	January 16, 1997
	Defense and Aerospace Portfolio	September 1, 1994
	Developing Communications Portfolio	September 1, 1994
	Electronics Portfolio	September 1, 1994
	Energy Portfolio	September 1, 1994
	Energy Service Portfolio	September 1, 1994
	Environmental Services Portfolio	September 1, 1994
	Financial Services Portfolio	September 1, 1994
	Food and Agriculture Portfolio	September 1, 1994
	Health Care Portfolio	September 1, 1994
	Home Finance Portfolio	September 1, 1994
	Industrial Equipment Portfolio	September 1, 1994
	Industrial Materials Portfolio	September 1, 1994
	Insurance Portfolio	September 1, 1994
	Leisure Portfolio	September 1, 1994
	Medical Delivery Portfolio	September 1, 1994
	Medical Equipment and Systems Portfolio	December 18, 1997
	Multimedia Portfolio	September 1, 1994
	Natural Gas Portfolio	September 1, 1994
	Natrual Resources Portfolio	January 16, 1997
	Natural Gas Portfolio	September 1, 1994
	Networking & Infrastructure Portfolio	September 13, 2000
	Paper and Forest Products Portfolio	September 1, 1994
	Precious Metals and Minerals Portfolio	September 1, 1994
	Retailing Portfolio	September 1, 1994
	Software and Computer Service Portfolio	September 1, 1994
	Technology Portfolio	September 1, 1994
	Telecommunications Portfolio	September 1, 1994
	Transportation Portfolio	September 1, 1994
	Utilities Growth Portfolio	September 1, 1994
	Wireless Portfolio	September 13, 2000
Variable Insurance Products Fund	Growth Portfolio	September 1, 1994
Variable Insurance Products Fund II	Contrafund Portfolio	September 1, 1994
Variable Insurance Products Fund III	Growth Opportunities Portfolio	September 1, 1994

Note:
Fidelity Securities Fund: Fidelity Dividend Growth Fund has been removed as of 2/20/01.

IN WITNESS WHEREOF, each of the parties hereto has caused this Appendix to be executed in its name and behalf as of the day and year first set forth opposite each such Portfolio.

EACH OF THE INVESTMENT COMPANIES LISTED ON THIS APPENDIX "A", ON BEHALF OF EACH OF THEIR RESPECTIVE PORTFOLIOS	BROWN BROTHERS HARRIMAN & CO.

By: /s/John Costello	By: /s/Stokley P. Towles
Name: John Costello	Name: Stokley P. Towles
Title: Assistant Treasurer	Title: Partner